Exhibit 10.1

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”), effective as of  October 19, 2007, is by and between GOLDEN OVAL EGGS, LLC, a limited liability company organized under the laws of the State of Delaware, GOECA, LP, a Delaware limited partnership, and MIDWEST INVESTORS OF IOWA, COOPERATIVE, a cooperative organized under the laws of the State of Iowa (individually each a “Borrower” and collectively the “Borrowers”) the banks and other financial institutions or entities which are signatories hereto (individually each a “Lender” and collectively the “Lenders”), COBANK, ACB, a federally charted instrumentality under the Farm Credit Act of 1971, as amended, one of the Lenders and as agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

1.             The Lenders and the Borrowers entered into an Amended and Restated Credit Agreement dated as of June 30, 2006 (the “Credit Agreement”); and

2.             The Lenders and the Borrowers entered into a First Amendment to the Amended and Restated Credit Agreement dated as of April 30, 2007 (the “First Amendment”; the Credit Agreement and First Amendment together may be referred to as the “Amended Credit Agreement”); and

3.             The Borrowers desire to amend certain provisions of the Amended Credit Agreement to obtain additional lending commitments, among other things, and the Lenders have agreed to make such amendments, subject to the terms and conditions set forth in this Second Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Section 1.              Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Amended Credit Agreement, unless the context shall otherwise require.

Section 2.              First Amendment. This Second Amendment does not replace or supplant the First Amendment, except as specifically provided herein.

Section 3.              Supplemental Revolving Note. Borrowers will reaffirm and restate the Total Revolving Outstandings, as defined in the Credit Agreement, by execution of amended and restated notes, in the form attached hereto as Exhibit A. CoBank, as a Lender and the Administrative Agent, and Metropolitan Life Insurance Company (“Met”) as a Lender,  hereby agree to make available to Borrowers an additional revolving credit facility in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000) available as loans to the Borrowers, jointly and severally, until December 14, 2007 (this facility to be referred to hereafter as the “Short Term Revolving Note”) at which time all amounts outstanding thereunder shall be due and payable. The Short Term Revolving Note shall be governed by the provisions of the Amended Credit Agreement as they apply to a Revolving Loan, including those granting security interests, with the following modifications and exceptions:

1.               The Termination Date as it applies to the Short Term Revolving Note only is December 14, 2007. For avoidance of doubt, the Termination Date (as amended by the First Amendment) as it applies to any other Revolving Loans shall be unaffected by this Second Amendment.

2.               The Short Term Revolving Note is an “Obligation”, “Revolving Note” and “Revolving Loan” as defined and governed by the provisions of the Credit Agreement, except to the extent that such definition or provisions are inconsistent with a term included in this Second Amendment. All representations, warranties, covenants and other undertakings of the Borrowers set out in the Amended Credit Agreement shall apply to the debt arising from the Short Term Revolving Note as if said Short Term Revolving Note had been entered into by the parties at the time of execution of the Credit Agreement.

3.               The Short Term Revolving Note shall be funded by the Lenders as shown on the signature page of this Second Amendment.

4.               The Short Term Revolving Note will be funded immediately upon execution of this Second Amendment and the Second Amendment Documents, without further action by the Borrowers. To the extent that the Borrowers do not direct application of the funds otherwise, funds will be applied to the balance outstanding under the Amended and Restated Revolving Note (Exhibit A-1). Any payments made by Borrowers after the execution of this Second Amendment and the Second Amendment Documents will first be applied to the Existing Revolving Loans, as defined below.

5.               Provided that no Event of Default has resulted in the acceleration of the indebtedness arising under the Short Term Revolving Note, demand for repayment of the Short Term Revolving Note shall be deemed to have been made on December 13, 2007. On that date, if the Amended and Restated Revolving Note and the Amended and Restated Swing Line Note (both reflected on Exhibits A-1 and A-2, and cumulatively referred to hereafter as the “Existing Revolving Loans”) have not been fully drawn, such funds as are available and required shall be automatically advanced by the Administrative Agent and applied to the Short Term Revolving Note. The Lenders’ obligations (set forth in Section 2.6 (c) of the Credit Agreement) to make their pro rata shares of Revolving Loans available for repayment of Swing Line Loans shall also apply to the repayment of the Short Term Revolving Note. To the extent that there are insufficient funds available from the Existing Revolving Loans to repay all of the Borrowers’ obligations arising under the Short Term Revolving Note, each Revolving Lender will share in repayment rights and obligations in accordance with each Revolving Lender’s percentage of the then total Revolving Loans (which term includes the Existing Revolving Loans and the Short Term Revolving Note).

The Short Term Revolving Note shall be in essentially the same form of Exhibit B attached hereto.

Section 4.              Deferral of Principal Payments under Tranche A and B Loans. Principal payments due on October 20, 2007 and November 20, 2007 for any Tranche A or B Loan shall be deferred until the Maturity Date of the applicable Tranche Loan.

Section 5.              Amendments. The Amended Credit Agreement is hereby further amended as follows:

5.1          Current Ratio. Section 6.16 of the Amended Credit Agreement is amended to read in its entirety as follows:

6.16  Current Ratio. Starting on December 15, 2007, the Borrower’s Agent shall not permit the ratio of its Current Assets to its Current Liabilities to be less than 1.0 to 1.0 at anytime, provided, however that from May 31, 2008 and forward, the Borrower’s Agent shall not permit the ratio of its Current Assets to its Current Liabilities to be less than 1.25 to 1.0.

5.2          Working Capital. Section 6.17 of the Amended Credit Agreement is amended to read in its entirety as follows:

6.17  Working Capital. Starting on December 15, 2007, the Borrower’s Agent will not permit its Working Capital to be less than $0 at any time, provided, however, that from May 31, 2008 and forward, the Borrower’s Agent will not permit its Working Capital to be less than $7,000,000.

5.3          Leverage Ratio. Section 6.18 of the Amended Credit Agreement is amended to read in its entirety as follows:

6.18  Leverage Ratio. Starting on December 15, 2007, the Borrower’s Agent will not permit the Leverage Ratio as of the last day of any fiscal quarter for the four consecutive fiscal quarters ending on that date, to be more than (a) for the periods ending August 31, 2007, November 30, 2007, and February 28, 2008, 5.0 to 1.0; (b) for the period ending May 31, 2008, and each fiscal quarter ending thereafter, 4.25 to 1.0, provided, however, that the Leverage Ratio shall be measured (x) for the quarter ending on August 31, 2007, on the two consecutive fiscal quarters ending on such date on an annualized basis; and (y) for the fiscal quarter ending on November 30, 2007, on the three consecutive fiscal quarters ending on such date on an annualized basis.

5.4          Fixed Charge Coverage Ratio. Section 6.19 of the Amended Credit Agreement is amended to read in its entirety as follows:

6.19  Fixed Charge Coverage Ratio. Starting on December 15, 2007, the Borrower’s Agent will not permit the Fixed Charge Coverage Ratio, as of the last day of any fiscal quarter for the four consecutive fiscal quarters ending on that date, to be less than (a) for the periods ending on August 31, 2007, November 30, 2007 and February 28, 2008, 1.0 to 1.0, and (b) for the period ending on May 31, 2008 and each fiscal quarter ending thereafter, 1.25 to 1.0; provided, however that the Fixed Charge Coverage Ratio shall be measured (x) for the quarter ending on August 31, 2007, on the two consecutive fiscal quarters ending on such date on an annualized basis; and (y) for the fiscal quarter ending on November 30, 2007, on the three consecutive fiscal quarters ending on such date on an annualized basis.

5.5          Minimum EBIDTA. Section 7.1 of the Amended Credit Agreement is amended to add an additional subsection:

(o) Borrowers fail to maintain a minimum monthly EBIDTA of Eight Hundred Fifty Thousand Dollars and no cents ($ 850,000.00). By the 10th day of each month Borrowers shall certify to Lenders that the minimum monthly EBIDTA requirement was met for the previous calendar month.

5.6          Net Worth. Section 6.15 of the Amended Credit Agreement (as set out in the First Amendment) is amended to read in its entirety as follows:

6.15  Net Worth. Starting on December 15, 2007, the Borrower’s Agent will not permit its Net Worth at any time to be less than $28,000,000 plus forty percent (40%) of net earnings (for purposes hereof exclusive of all net losses) accumulated after August 31, 2006, plus one hundred percent (100%) of all equity contributed after August 31, 2006.

5.7          Exhibit G. Exhibit G to the Credit Agreement is hereby amended to read as set forth on Exhibit C attached to this Second Amendment which is made part of the Credit Agreement as Exhibit G thereto.

5.8          Additional Borrower Reporting Requirements. Section 5.1 of the Amended Credit Agreement is amended to add an additional subsection:

(p) On a weekly basis, sales reports in a form acceptable to Lenders. Borrowers will promptly respond to any requests for additional details. These weekly sales reports will identify any variance from the re-forecasted budget provided to Lenders by Borrowers on or about September 19, 2007 (which document is commonly referred to by Borrowers as the “Bank Budget”). Borrowers will also furnish to Lenders, on a weekly basis, an aged accounts payable report and a weekly cash flow report, both in a form acceptable to the Lenders.

Section 6.              Green, Holcomb & Fisher Report. Borrowers have retained the financial advisory firm of Green, Holcomb & Fisher (“GHF”). Borrowers will furnish to the Lenders the detailed report from GHF on or before November 30, 2007, setting forth Borrowers’ long term business plan. Borrowers hereby consent to communication with GHF by the Administrative Agent, and covenant and agree to enter in to such agreement with GHF as may be required by GHF to permit the tender of the above referenced report to the Administrative Agent and Lenders.

Section 7.              Effectiveness of Amendments. This Second Amendment shall become effective upon delivery by the Borrowers of, and compliance by the Borrowers with, the following:

7.1          This Second Amendment, including the documents substantially in the same form as those set forth on Exhibits A, B, C and D, duly executed by each Borrower, Borrowers’ Agent, the Administrative Agent and Lenders.

7.2          A copy of the limited liability company or corporate resolutions of each Borrower authorizing the execution, delivery and performance of this Second Amendment certified as true and accurate by its Secretary or Assistant Secretary (or other appropriate officer), along with a certification by such Secretary, Assistant Secretary or officer (a) certifying that there has been no amendment to such Borrower’s organizational documents since true and accurate copies of the same were delivered to the Administrative Agent with a certificate of the Secretary of such Borrower dated April 30, 2007, and (b) identifying each officer of such Borrower authorized to execute this Second Amendment and any other instrument or agreement executed by such Borrower in connection with this Second Amendment (collectively, the “Second Amendment Documents”), and certifying as to specimens of such officer’s signature and such officer’s incumbency in such offices as such officer holds.

7.3          Certified copies of all documents evidencing any necessary company action, consent or governmental or regulatory approval (if any) with respect to this Second Amendment.

7.4          A certificate of good standing for each Borrower in the jurisdiction of its formation or incorporation and each other jurisdiction where the character of the properties owned or leased by such Borrower makes such qualification necessary, certified by the appropriate governmental officials as of a date acceptable to the Administrative Agent.

7.5          Results of a recent lien search in each of the jurisdictions where the assets of each Borrower and its Subsidiaries are located, and such search shall reveal no Liens on any of the assets of such Borrower or its Subsidiaries except for those Liens permitted by Section 6.13 of the Credit Agreement or discharged on or prior to date hereof pursuant to a document reasonably satisfactory to the Administrative Agent.

7.6          Reaffirmation of Security Documents by each Borrower in substantially the same form of Exhibit D attached hereto.

7.7          The Administrative Agent shall have received executed legal opinions of counsel to the Borrowers in form and substance reasonably satisfactory to the Lenders.

7.8          The Borrowers shall have paid to the Administrative Agent an amendment fee in the amount of $ 42,560.00.

7.9          The Borrowers shall have satisfied such other conditions as specified by the Administrative Agent, including payment of all unpaid legal fees and expenses incurred by the Administrative Agent through the date of this Amendment in connection with the Credit Agreement and the Second Amendment Documents.

Section 8.              No Waiver. Nothing herein shall be deemed a waiver by the Lenders of any term, condition, representation or covenant applicable to the Borrowers under the Amended Credit Agreement or any of the other agreements, documents or instruments executed and delivered in connection therewith, or of the covenants described therein. Borrowers shall comply with any reporting requirements set out under the Amended Credit Agreement.

Section 9.              Representations, Warranties, Authority, No Adverse Claim.

9.1          Reassertion of Representations and Warranties, No Default. Each Borrower hereby represents that on and as of the date hereof and after giving effect to this Second Amendment (a) all of the representations and warranties contained in the Amended Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Amended Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by the First and Second Amendments on such date which has not been waived by the Lenders.

9.2          Authority, No Conflict, No Consent Required. Each Borrower represents and warrants that such Borrower has the power and legal right and authority to enter into the Second Amendment Documents and has duly authorized as appropriate the execution and delivery of the Second Amendment Documents and other agreements and documents executed and delivered by such Borrower in connection herewith or therewith by proper company action, and none of the Second Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which such Borrower is a party or a signatory or a provision of such Borrower’s articles of organization, bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to such Borrower or any of its property except, if any, in favor of the Lenders. Each Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited  to any governmental authority, is required in connection with the execution and delivery  by such Borrower of the Second Amendment Documents or other agreements and  documents executed and delivered by such Borrower in connection therewith or the  performance of obligations of such Borrower therein described, except for those which  the Borrower has obtained or provided and as to which the Borrower has delivered  certified copies of documents evidencing each such action to the Administrative Agent.

9.3          No Adverse Claim. Each Borrower warrants, acknowledges and agrees that no events have been taken place and no circumstances exist at the date hereof which would give such Borrower a basis to assert a defense, offset or counterclaim to any claim of any Lender with respect to the Obligations.

Section 10.            Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Lenders and each Borrower acknowledge and affirm that the Credit Agreement, as previously and hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by the First Amendment and Second Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by the First Amendment and further modified by this Second Amendment. Each Borrower confirms to the Administrative Agent and the Lenders that the Obligations are and continue to be secured by the security interests granted by the Borrowers in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders under the Security Documents, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrowers under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by each Borrower.

Section 11.            Merger and Integration, Superseding Effect. This Second Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Second Amendment all prior oral and written agreements on the same subjects by and between the parties hereto, occurring after the execution of the First Amendment, with the effect that this Second Amendment shall control with respect to the specific subjects hereof and thereof.

Section 12.            Severability. Whenever possible, each provision of this Second Amendment and the  Second Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Second Amendment, the Second Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Second Amendment,  the other Second Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

Section 13.            Successors. The Second Amendment Documents shall be binding upon the Borrower and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lenders and the successors and assigns of the Lenders.

Section 14.            Legal Expenses. As provided in Section 9.2 of the Credit Agreement, the Borrowers agree to reimburse the Administrative Agent, upon request, for all reasonable out-of-pocket expenses (including attorney fees and legal expenses of Kalina, Wills, Gisvold, & Clark PLLP, counsel for the Administrative Agent) incurred in connection with the negotiation, preparation and execution of the Second Amendment Documents and all other documents negotiated, prepared and executed in connection with the Second Amendment Documents, and in enforcing the obligations of the Borrowers under the Second Amendment Documents, and to pay and save the Administrative Agent and Lenders harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Second Amendment Documents, which obligations of the Borrowers shall survive any termination of the Credit Agreement.

Section 15.            Release and Indemnification of Lenders. Borrowers hereby release the Administrative Agent and the Lenders and their respective Affiliates (as defined in the Credit Agreement) and the directors, officers, employees, attorneys and agents of the Administrative

Agent and the Lenders and their respective Affiliates, from any and all claims by Borrowers against the foregoing arising from or related to the negotiation and execution of this Second Amendment and the Second Amendment Documents.

Borrowers further hereby agree to defend, protect, indemnify and hold harmless the Administrative Agent and the Lenders and their respective Affiliates (as defined in the Credit Agreement) and the directors, officers, employees, attorneys and agents of the Administrative Agent and the Lenders and their respective Affiliates (all referred to hereafter as an “Indemnitee” or cumulatively as “Indemnitees”) from and against any and all claims, actions, damages, liabilities, judgments, costs and expenses imposed upon, incurred by or asserted against any Indemnitee, whether direct, indirect or consequential and whether based on any federal, state, local or foreign laws or regulations under common law or on equitable cause, or on contract or otherwise:

(a)          by reason of, relating to or in connection with the execution, delivery, performance or enforcement of any Loan Document, any commitments relating thereto (including the Short Term Revolving Note), or any transaction contemplated by any Loan Documents (including the Short Term Revolving Note); or

(b)         by reason of, or relating to or in connection with any credit extended or used under the Loan Documents or any act done or omitted by any Person, or the exercise of any rights or remedies thereunder, including the acquisition of any collateral by the Lenders by way of foreclosure of the Lien thereon, deed or bill of sale in lieu of such foreclosure or otherwise;

provided, however, that the Borrowers shall not be liable to any Indemnitee for any portion of such claims, damages, liabilities and expenses resulting from such Indemnitee’s gross negligence or willful misconduct.

This release and indemnification applies, without limitation, to any act, omission, event or circumstance existing or occurring on or after the payment in full of the Obligations, and shall be in addition to any liability the Borrowers may otherwise have under the Amended Credit Agreement as further amended by this Second Amendment.

Section 16.            Headings. The headings of various sections of this Second Amendment have been inserted for reference only and shall not be deemed to be a part of this Second Amendment.

Section 17.            Counterparts. The Second Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

Section 18.            Governing Law. AT THE OPTION OF THE ADMINISTRATIVE AGENT, THIS AGREEMENT AND THE OTHER AMENDMENT DOCUMENTS MAY BE ENFORCED IN ANY FEDERAL COURT OR COLORADO STATE COURT SITTING IN CITY OR COUNTY OF DENVER; AND EACH BORROWER CONSENTS TO THE

JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT ANY BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE ADMINISTRATIVE AGENT AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

Section 19.            Waiver of Jury Trial. EACH BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

GOLDEN OVAL EGGS, LLC, as a Borrower and the Borrowers’ Agent

By:
Thomas A. Powell, Chief Financial Officer

MIDWEST INVESTORS OF IOWA, COOPERATIVE, as a Borrower

By:
Thomas A. Powell, Chief Financial Officer

Address for the Borrowers For Purposes of Notice:	GOECA, LP, as a Borrower By its General Partner GOEMCA, Inc.

1800 Park Avenue East	By:
Renville, MN 56284	Thomas A. Power, Chief Financial Officer
Fax: (320) 329-3276
Attention:

Revolving Commitment Amounts: Existing Revolving Loans: $15,000,000 Short Term Revolving Note: 1,275,510.20
COBANK, ACB, as a Lender and as the Administrative Agent
By:
Name:
Title:

Address for all notices: 5500 South Quebec Street Greenwood Village, CO 80111 P.O. Box 5110 Denver, CO 80217 Attention: Ron Seigley Fax: (303) 740-4021

Revolving Commitment Amounts: Existing Revolving Loans: N/A Short Term Revolving Note: 1,224,489.80
METROPOLITAN LIFE INSURANCE COMPANY, as a Bank and Lender (as to the Short Term Revolving Note)
By:
Name:
Title:

Address for funding notices: 4401 Westown Parkway, Suite 220 West Des Moines, IA 50266 Fax: (515) 223-0757 Attention: Tony Jennings

Address for all other notices: 4401 Westown Parkway, Suite 220 West Des Moines, IA 50266 Fax: (515) 223-0757 Attention: Tony Jennings

EXHIBIT A-1

TO SECOND AMENDMENT

TO AMENDED AND RESTATED

CREDIT AGREEMENT

FORM OF AMENDED & RESTATED REVOLVING NOTE

$13,000,000	October 19, 2007

FOR VALUE RECEIVED, GOLDEN OVAL EGGS, LLC, a Delaware limited liability company (“Golden Oval”), MIDWEST INVESTORS OF IOWA, COOPERATIVE, an Iowa cooperative (“Midwest”) and GOECA, LP, a Delaware limited partnership, hereby jointly and severally restates and reaffirms its obligation to pay to the order of COBANK, ACB (the “Lender”) at the main office of CoBank, ACB in Denver, CO, in lawful money of the United States of America in Immediately Available Funds (as such term and each other capitalized term used herein are defined in the Amended Credit Agreement hereinafter referred to) on the Termination Date the principal amount of THIRTEEN MILLION DOLLARS and NO CENTS ($13,000,000) or, if less, the aggregate unpaid principal amount of the unpaid Revolving Loans made by the Lender under the Credit Agreement, and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Amended Credit Agreement.

This note is one of the Revolving Notes referred to in the Amended and Restated Credit Agreement dated June 30, 2006, and amended by First Amendment to Amended and Restated Credit Agreement dated April 30, 2007, and as further amended by the Second Amendment to Amended and Restated Credit Agreement dated concurrently herewith (as the same may hereafter be from time to time amended, restated or otherwise modified, the “Credit Agreement”) among the undersigned, the Lender and the other lenders named therein. This note is secured, it is subject to certain mandatory prepayments and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

This note amends and restates a portion of the Total Revolving Outstandings, as defined in the Credit Agreement, which in turn amended and restated a previous existing promissory note dated September 13, 2004. It is expressly intended, understood and agreed that all Total Revolving Outstandings as of the date hereof shall be considered outstanding hereunder from and after the date hereof and shall not be considered paid (nor shall the undersigned’s obligation to pay the same be considered discharged or satisfied) as a result of the issuance of this note.

In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys’ fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF COLORADO WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

GOLDEN OVAL EGGS, LLC,
By:
Thomas A. Powell, Chief Financial Officer

MIDWEST INVESTORS OF IOWA, COOPERATIVE,
By:
Thomas A. Powell, Chief Financial Officer

GOECA, LP By its General Partner, GOEMCA, Inc.
By:
Thomas A. Powell, Chief Financial Officer

EXHIBIT A-2

TO SECOND AMENDMENT

TO AMENDED AND RESTATED

CREDIT AGREEMENT

FORM OF AMENDED & RESTATED SWING LINE NOTE

$ 2,000,000	October 19, 2007

FOR VALUE RECEIVED, GOLDEN OVAL EGGS, LLC, a Delaware limited liability company (“Golden Oval”), MIDWEST INVESTORS OF IOWA, COOPERATIVE, an Iowa cooperative (“Midwest”) and GOECA, LP, a Delaware limited partnership, hereby jointly and severally restates and reaffirms its obligation to pay to the order of COBANK, ACB (the “Lender”) at the main office of CoBank, ACB in Denver, CO, in lawful money of the United States of America in Immediately Available Funds (as such term and each other capitalized term used herein are defined in the Amended Credit Agreement hereinafter referred to) on the Termination Date the principal amount of TWO MILLION DOLLARS and NO CENTS ($ 2,000,000) or, if less, the aggregate unpaid principal amount of the unpaid Revolving Loans made by the Lender under the Credit Agreement, and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Amended Credit Agreement.

This note is one of the Revolving Notes referred to in the Amended and Restated Credit Agreement dated June 30, 2006, and amended by First Amendment to Amended and Restated Credit Agreement dated April 30, 2007, and as further amended by the Second Amendment to Amended and Restated Credit Agreement dated concurrently herewith (as the same may hereafter be from time to time amended, restated or otherwise modified, the “Credit Agreement”) among the undersigned, the Lender and the other lenders named therein. This note is secured, it is subject to certain mandatory prepayments and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

This note amends and restates a portion of the Total Revolving Outstandings, as defined in the Credit Agreement, which in turn amended and restated a previous existing promissory note dated September 13, 2004. It is expressly intended, understood and agreed that all Total Revolving Outstandings as of the date hereof shall be considered outstanding hereunder from and after the date hereof and shall not be considered paid (nor shall the undersigned’s obligation to pay the same be considered discharged or satisfied) as a result of the issuance of this note.

In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys’ fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF COLORADO WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

GOLDEN OVAL EGGS, LLC,

By:
Thomas A. Powell, Chief Financial Officer

MIDWEST INVESTORS OF IOWA, COOPERATIVE,

By:
Thomas A. Powell, Chief Financial Officer

GOECA, LP By its General Partner, GOEMCA, Inc.

By:
Thomas A. Powell, Chief Financial Officer

EXHIBIT B

TO SECOND AMENDMENT TO

AMENDED AND RESTATED

CREDIT AGREEMENT

SHORT TERM REVOLVING NOTE

$2,500,000	October 19, 2007
Denver, CO

FOR VALUE RECEIVED, GOLDEN OVAL EGGS, LLC, a Delaware limited liability company, MIDWEST INVESTORS OF IOWA, COOPERATIVE, an Iowa cooperative (“Midwest”), and GOECA, LP, a Delaware limited partnership, hereby jointly and severally promise to pay to the order of COBANK, ACB and METROPOLITAN LIFE INSURANCE COMPANY (the “Lenders”) at the main office of CoBank, ACB in Denver, CO, in lawful money of the United States of America in Immediately Available Funds (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) on December 14, 2007, the principal amount of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS and NO CENTS ($2,500,000) or, if less, the aggregate unpaid principal amount of the Revolving Loans made by the Lenders under this Short Term Revolving Note, and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Credit Agreement for Revolving Credit.

This note is one of the Revolving Notes referred to in the Second Amended and Restated Credit Agreement dated concurrently herewith (as the same may hereafter be from time to time amended, restated or otherwise modified, the “Credit Agreement”) between the undersigned and the Lenders. This note is secured,  is subject to certain mandatory prepayments, and its maturity is subject to acceleration, in each ease upon the terms provided in said Credit Agreement.

In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys’ fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF COLORADO WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

[The remainder of this page is intentionally left blank.]

GOLDEN OVAL EGGS, LLC

By:
Name:
Title:

MIDWEST INVESTORS OF IOWA, COOPERATIVE

By:
Name:
Title:

GOECA, LP

By:
Name:
Title:

(Signature Page to Amended and Restated Revolving Note)

EXHIBIT C TO

SECOND AMENDMENT TO

AMENDED AND RESTATED

CREDIT AGREEMENT

FORM OF COMPLIANCE CERTIFICATE

To: CoBank, ACB:

THE UNDERSIGNED HEREBY CERTIFIES THAT:

(1)           I am the duly elected Chief Financial Officer of Golden Oval Eggs, LLC (the “Borrower’s Agent”).

(2)           I have reviewed the terms of the Amended and Restated Credit Agreement dated as of June 30, 2006, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of April 30, 2007, and as further amended by a Second Amendment to Amended and Restated Credit Agreement dated as of October 19, 2007, among the Borrowers’ Agent, Midwest Investors of Iowa, Cooperative, and GOECA, LP (collectively, the “Borrowers”) and CoBank, ACB, Metropolitan Life Insurance Company and the other lenders party thereto (the “Credit Agreement”) and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrowers during the accounting period covered by the Attachment hereto;

(3)           The examination described in paragraph (2) did not disclose, and I have no knowledge, whether arising out of such examinations or otherwise, of the existence of any condition or event which constitutes a Default or an Event of Default (as such terms are defined in the Credit Agreement) during or at the end of the accounting period covered by the Attachment hereto or as of the date of this Certificate, except as described below (or on a separate attachment to this Certificate). The exceptions listing in detail the nature of each condition or event, the period during which it has existed and the action which the Borrowers have taken, are taking or propose to take with respect to each such condition or event are as follows:

(4)           The computations of the ratios and/or financial restrictions set forth on the Attachment are true and correct as of the end of the accounting period covered by such Attachment.

The foregoing certification, together with the computations in the Attachment hereto and the financial statements delivered with this Certificate in support hereof; are made and delivered this         day of                            , pursuant to Section 5 of the Credit Agreement.

GOLDEN OVAL EGGS, LLC as Borrowers’ Agent

By:
Name:
Title:

ATTACHMENT TO COMPLIANCE CERTIFICATE
AS OF             ,       WHICH PERTAINS
TO THE PERIOD FROM                            ,
TO                               ,

Section 6.15:

A.

Total Assets

$

Net Worth

B.

Total Liabilities

$

C.

Net Earnings

$

D.

Equity Contributed

$

E.

Actual Net Worth [A-B]

$

F.	Minimum Net Worth	$
[$28,800 + (40% x C) + D]

Section 6.16:

A.

Current Assets

$

Current Ratio

B.

Current Liabilities

$

C.

Current Ratio (Ratio of(A) to (B))

                               to 1.0

D.

Minimum Current Ratio

1.25 to 1.0

	Except: August 31, 2007, November 30, 2007 and February 28, 2008		1.0 to 1.0

Section 6.17:

A.

Current Assets

$

Working Capital

B.

Current Liabilities

$

C.

Working Capital (A-B)

$

	Minimum		$7,000,000

	Except: August 31, 2007 November 30, 2007 and February 28, 2008		$ 0

Section 6.18:

A.

Funded Debt

$

Leverage Ratio

B.

EBITDA

$

a.

Consolidated Net Income, plus

$

b.

Interest Expense, plus

$

c.

Income tax expense, plus

$

d.

Non-layer depreciation, plus

$

e.

Amortization

$

Total (EBITDA)		$

C.

Leverage Ratio (A/B)

to 1.0

D.

Maximum Leverage Ratio

a.

Each quarter until quarter ending on February 28, 2008

5.0 to 1.0

b.	May 31, 2008 and therafter		4.25 to 1.0

Section 6.19:

A.

EBITDA

$

Fixed Charge

Coverage Ratio

B.

Capital Expenditures not financed with Indebtedness

$

C.

Equity Interest re-purchases by the Borrowers’ Agent

$

D.

Equity retirements by the Borrowers’ Agent

$

E.

Adjusted Dividend Accrual

$

F.

Fixed Charges [A-(B+C+D+E)]

$

G.

Sum of Interest Expense and all required principal payments with respect to Total liabilities

$

H.

Fixed Charge Coverage Ratio [F/G]

                         to 1.0

I.

Minimum Fixed Charge Coverage Ratio

a.

August 31, 2007, November 30, 2007 and February 28, 2008

1.0 to 1.0

b.	May 31, 2008 and therafter		1.25 to 1.0

Section 6.21:

A.

Finished egg production under contract

lbs

Risk Management

B.

Total finished egg production

lbs

C.

Contracted Production [100 x (A/B)]

D.

Minimum Contracted Production

a.

Current Ratio > 1.25 to 1.00 but < 1.50 to 1.00

> 50%

b.

Current Ratio > 1.50 to 1.00 but < 2.00 to 1.00

> 40%

c.	Current Ratio > 2.00 to 1.00	> 30%

EXHIBIT D-I
TO SECOND AMENDMENT
TO AMENDED AND RESTATED
CREDIT AGREEMENT

FORM OF REAFFIRMATION OF SECURITY DOCUMENTS (GOE/MII)

October 19, 2007

CoBank, ACB, as Administrative Agent

5500 South Quebec Street

Greenwood Village, CO 80111

P0. Box 5110

Denver, CO 80217

Attention: Ron Seigley

Fax: (303) 740-4021

Re:

Security Agreement dated September 13, 2004 (as the same has been or may be amended, restated or otherwise modified from time to time, the “ Security Agreement” executed by Golden Oval Eggs, LLC and Midwest Investors of Iowa, Cooperative (collectively, the “Grantors”), in favor of CoBank, ACB, as administrative agent (in such capacity, the “Administrative Agent”) to the lenders party to the Credit Agreement described below (the “Lenders”), and related Security Documents

The Grantors, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated June 30, 2006, which agreement was further amended by the First Amendment to Amended and Restated Credit Agreement dated April 30, 2007 (said amended agreement to be referred to hereafter as the “A & R Credit Agreement”). The A & R Credit Agreement is being further amended pursuant to a Second Amendment to Amended and Restated Credit Agreement dated concurrently herewith between the Grantors and GOECA, LP (collectively the “Borrowers”) the Lenders and the Administrative Agent. This will confirm that the obligations of the Borrowers to the Administrative Agent or any Lender under the A & R Credit Agreement, as amended by the Second Amendment, and including the Short Term Revolving Note, constitute “Obligations” of the Grantors to the Administrative Agent within the meaning of the Security Documents. The undersigned confirms to the Administrative Agent and the Lenders that all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the undersigned under the Security Documents and any and all other documents and agreements entered into with respect to the obligations under the Security Documents, are incorporated herein by reference and are hereby ratified and affirmed in all respects by the undersigned.

[EXHIBIT C-1 TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

GOLDEN OVAL EGGS, LLC
By:
Name:
Its:

MIDWEST INVESTORS OF IOWA, COOPERATIVE
By:
Name:
Its:

[Signature Page to Reaffirmation of Security Agreement]

EXHIBIT D-2 TO SECOND AMENDMENT
TO AMENDED AND RESTATED
CREDIT AGREEMENT

FORM OF REAFFIRMATION OF SECURITY DOCUMENTS (GOECA)

October 19, 2007

CoBank, ACB, as Administrative Agent

5500 South Quebec Street

Greenwood Village, CO 80111

PO Box 5110

Denver, CO 80217

Attention: Ron Seigley

Fax: (303) 740-4021

Re:

Security Agreement dated June 30, 2006 (as the same has been or may be amended, restated or otherwise modified from time to time, the “Security Agreement” executed by GOECA, LP, a Delaware limited partnership (the “Grantor”), in favor of CoBank, ACB, as administrative agent (in such capacity, the “Administrative Agent”) to the lenders party to the Credit Agreement described below (the “Lenders”), and related Security Documents.

The Grantor, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated June 30, 2006; which agreement was further amended by the First Amendment to Amended and Restated Credit Agreement dated April 30, 2007 (said amended agreement to be referred to hereafter as the “A & R Credit Agreement”). The A & R Credit Agreement is being further amended pursuant to a Second Amendment to Amended and Restated Credit Agreement dated concurrently herewith between the Grantor, Golden Oval Eggs, LLC, a Delaware limited liability company, and Midwest Investors of Iowa, Cooperative, an Iowa cooperative (collectively with Grantor, the “Borrowers”), the Lenders and the Administrative Agent. This will confirm that the obligations of the Borrowers to the Administrative Agent or any Lender under the A & R Credit Agreement, as amended by the Second Amendment, and including the Short Term Revolving Note, constitute “Obligations” of the Grantor to the Administrative Agent within the meaning of the Security Documents. The undersigned confirms to the Administrative Agent and the Lenders that all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the undersigned under the Security Documents and any and all other documents and agreements entered into with respect to the obligations under the Security Documents, are incorporated herein by reference and are hereby ratified and affirmed in all respects by the undersigned.

[EXHIBIT C-2 TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

GOECA, LP, as Grantor
By its General Partner
GOEMCA, Inc.

By:
Name:
Title:

Address for Grantor
340 Dupont Avenue MB
Renville, MN 56284
Grantor’s Org. ID #4154844

[Signature Page to Reaffirmation of Security Agreement]

[EXHIBIT C-2 TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]